ACCOUNTS RECEIVABLE AND OTHER (Details) $ in Millions	Jun. 30, 2024 USD ($)	Dec. 31, 2023 USD ($) property
Accounts Receivable and Other Assets [Line Items]
Derivative assets	$ 523	$ 299
Accounts receivable - net of expected credit loss of $67 million (December 31, 2023 - $63 million)	941	1,355
Restricted cash	319	326
Prepaid expenses	279	270
Inventory	278	131
Other current assets	504	1,102
Total accounts receivable and other	2,844	$ 3,483
Number of properties as collateral for financing receivable, acquired | property		75
Credit loss
Accounts Receivable and Other Assets [Line Items]
Accounts receivable - net of expected credit loss of $67 million (December 31, 2023 - $63 million)	$ 67	$ 63